Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2018
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets	Goodwill and Intangible Assets
Goodwill
The following table presents goodwill balances and adjustments to those balances for the years ended December 31, 2018 and 2017:

	December 31, 2016	Goodwill Acquired	Adjustments	December 31, 2017	Goodwill Acquired	Adjustments	December 31, 2018
	(In millions)
Total goodwill	$4,059	$276	$4	$4,339	$1,981	$(36)	$6,284

The goodwill acquired during 2018 was associated with the four acquisitions we completed in 2018. The adjustments to goodwill during 2018 pertain to foreign currency translation adjustments and measurement period adjustments related to our acquisitions of Swift and TIO completed in the third quarter of 2017. The goodwill acquired during 2017 was due primarily to the two acquisitions that we completed in 2017. The adjustments to goodwill during 2017 related to foreign currency translation adjustments.

Intangible Assets
The components of identifiable intangible assets are as follows:

	December 31, 2018				December 31, 2017
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Weighted Average Useful Life (Years)	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Weighted Average Useful Life (Years)
	(In millions, except years)
Intangible assets:
Customer lists and user base	$1,134	$(623)	$511	7	$613	$(563)	$50	3
Marketing related	301	(207)	94	3	198	(196)	2	1
Developed technology	453	(269)	184	3	274	(215)	59	3
All other	245	(209)	36	5	245	(188)	57	5
Intangible assets, net	$2,133	$(1,308)	$825		$1,330	$(1,162)	$168

All identifiable intangible assets are subject to amortization and no significant residual value is estimated for the intangible assets. Amortization expense for intangible assets was $149 million, $126 million and $150 million for the years ended December 31, 2018, 2017, and 2016, respectively. We test intangible assets for recoverability when changes in circumstances indicate that the carrying value of an asset group may not be recoverable.
As a result of the suspension of TIO's operations announced in November 2017, we performed a test for recoverability of the customer-related intangible assets acquired in connection with our acquisition of TIO in July 2017. The test involved comparing the intangible assets' carrying values to their future net undiscounted cash flows that we expected would be generated by the intangible assets. Based on the results of this test, we recorded an impairment charge of approximately $30 million in sales and marketing in our consolidated statements of income for 2017, which was measured as the excess of carrying value over the estimated fair value of the assets. The calculation of the estimated fair value of these customer-related intangible assets is based on the income approach utilizing a discounted cash flow methodology. Following recognition of the impairment charge, we are amortizing the adjusted carrying amount of those assets over their remaining useful life. We also determined that the suspension of TIO's operations did not indicate that the fair value of the reporting unit to which the TIO goodwill was assigned would be below its carrying amount.
Expected future intangible asset amortization as of December 31, 2018 is as follows:

Fiscal years:	(In millions)
2019	$213
2020	194
2021	140
2022	74
2023	74
Thereafter	130
$825